SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 29, 2001


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


6855 West 65th Street, Chicago, Illinois     60638
----------------------------------------    ---------
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
                                                    --------------



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                                    Page 1 of 3



Item 5. - Other Events
          ------------

CHICAGO, ILLINOIS, June 29, 2001 - Viskase Companies, Inc. ("VCIC") today announced that it will make the semi-annual interest payment due June 1, 2001 on the 10-1/4% Senior Notes to the Trustee, on Friday, June 29, 2001. Viskase has established the close of business on July 16, 2001 as the special record date for the payment of the interest and overdue interest. The payment amount shall equal $51.92123 for each $1,000 principal amount of 10-1/4 % Notes and will be made on July 17, 2001. Viskase continues to explore various recapitalization and restructuring alternatives for reducing its overall level of indebtedness including among others exchanging the 10-1/4% Senior Notes for new securities and/or repurchasing 10-1/4% Senior Notes at a discount in the open market. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.





Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-99     Press release dated June 29, 2001


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant




                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


June 29, 2001







Exhibit No.     Description of Exhibits                                  Page
-----------     ---------------------------------                        ----

EX-99           Press release dated June 29, 2001.                          3